GENERATING COMPETITIVE RETURNS WHILE BUILDING COMMUNITIES

HIT AT A GLANCE

- $4.9 billion investment grade fixed-income mutual fund
- Specializes in the highest credit quality multifamily mortgage backed securities.
- 30-year history of generating competitive returns for pension funds and labor organizations while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.
- 100% union labor requirement for all on-site construction.

TOTAL RETURNS

As of December 31, 2014


Percent
0
1
2
3
4
5
6
7
6.56
6.10
5.97
3.04
2.60
2.66
4.79
4.34
4.45
5.16
4.72
4.71
1 Year
3 Year
5 Year
10 Year
AFL-CIO Housing Investment Trust Gross
AFL-CIO Housing Investment Trust Net
Barclays Capital Aggregate Bond Index

COMPETITIVE RETURNS WITH HIGHER INCOME AND LOWER RISK

- In 2014, for the 22nd consecutive calendar year, the HIT outperformed its benchmark on a gross basis with a return of 6.56%, beating the benchmark by 59 basis points. The HIT's net return of 6.10% exceeded the benchmark for the 14th calendar year since 1993. *(For more on performance see reverse.)*
- The HIT's higher yield and lower risk profile should be attractive to fixed-income investors.
- The HIT committed $165 million in 2014 for multifamily securities and has a pipeline of projects for 2015 and beyond that should contribute to its income advantage.

OBJECTIVE & STRATEGY

- Construct and manage a portfolio with similar credit quality, higher yield, and similar interest rate risk relative to the Barclays Capital Aggregate Index benchmark.
- High credit quality multifamily mortgage securities can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.



RISK COMPARISON

As of December 31, 2014

	HIT	Barclays
Superior Credit Profile		
AAA & U.S. Government/Agency	94.0%	71.8%
A & Below	1.6%	23.7%
Superior Yield		
Current Yield: *33 basis point advantage*	3.42%	3.09%
Yield to Worst: *29 basis point advantage*	2.43%	2.14%
Similar Interest Rate Risk		
Effective Duration	4.80	5.26
Convexity	0.09	0.03
Similar Call Risk		
Call Protected	72%	71%
Not Call Protected	28%	29%

Source: HIT and Barclays Capital Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

continued

BENEFITS OF THE HIT

- Core fixed-income option with a strong performance record.
- Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.
- Ongoing yield advantage positively contributes to its relative performance. *(See previous page for more on performance).*
- High credit quality multifamily securities can make it a safer investment than many other fixed-income vehicles and an anchor for riskier investments in a diversified portfolio.
- 60% of the portfolio invested in multifamily securities.
- Can directly source multifamily construction-related investments that have higher yields than investments of similar duration and credit quality.

CONSTRUCTION JOBS INITIATIVE

The HIT established its Construction Jobs Initiative in 2009 as a response to the unemployment crisis. To date, the HIT and its subsidiary, Building America CDE, have:

- Committed $1.7 billion to job-generating investments.
- Generated 20,600 union construction jobs
- Financed 70 projects in 30 cities, representing $4.0 billion of development.
- Created nearly $7.0 billion in economic benefit and 44,000 total jobs for local communities.

ECONOMIC IMPACT OF INVESTMENTS[1]

- $25 billion in total economic benefits
- $10 billion in personal income including benefits, with $5 billion for construction workers
- $8.5 billion invested
- 74,000 on-site union construction jobs and over 157,000 total jobs generated
- 98,700 housing and healthcare units nationwide, with 65% affordable housing
- $3 billion in tax revenues ($1 billion state/local and $2 billion federal)

CYCLE OF SUSTAINABLE INVESTMENT



THE HIT INVESTMENT CYCLE
1 Union pension funds invest in HIT
2 HIT finances projects through guaranteed securities
3 Construction securities help provide competitive returns
4 Construction projects generate good union jobs
5 Contributions to pension funds increase

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. Periods over one year are annualized.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT's website at www.aflcio-hit.com.

[1]Includes HIT's subsidiary Building America CDE's projects, in 2014 dollars.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Ave., NW, Suite 200
Washington, DC 20037
Phone: 202-331-8055
www.aflcio-hit.com